================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 26, 2002

                                NRG ENERGY, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


                001-15891                                41-1724239
----------------------------------------      ---------------------------------
        (Commission File Number)              (IRS Employer Identification No.)

    901 MARQUETTE AVENUE, SUITE 2300
         MINNEAPOLIS, MINNESOTA                             55402
----------------------------------------      ---------------------------------
(Address of principal executive offices)                 (Zip Code)


         Registrant's telephone number, including area code 612-373-5300
                                                            ------------

          (Former name or former address, if changed since last report)

================================================================================

ITEM 5. OTHER EVENT

Attached as Exhibit 99.1 are the audited financial statements of NRG Energy, Inc. and its subsidiaries for the year ended December 31, 2001.

Item 7. Exhibits.

    The following exhibits are filed with this report on Form 8-K:

              EXHIBIT NO.  DESCRIPTION

                  23.1     Consent of Independent Accountants

                  99.1     Report of Independent Accountants
                           Consolidated Statement of Income
                           Consolidated Statement of Cash Flows
                           Consolidated Balance Sheet
                           Consolidated Statement of Stockholders' Equity Notes to Consolidated Financial Statements



Forward Looking Statements


The notes to the financial statements filed with this Form 8-K include forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements typically can be identified by the use of words such as "expect", "estimate", "anticipate", "forecast", "plan", "believe" and similar terms. Although NRG Energy believes that its expectations are reasonable, it can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Factors that could cause actual results to differ materially from those contemplated above include, among others, general economic conditions; business conditions in the energy industry; adverse results in current and future litigation; successfully closing announced transactions; amount of proceeds from asset sales; timing and pricing of equity issuance; risks associated with the California power market; and factors affecting the availability or cost of capital, such as changes in interest rates and market perceptions of the power generation industry, NRG Energy or any of its subsidiaries.


NRG Energy undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors that could cause NRG Energy's actual results to differ materially from those contemplated in the forward-looking statements included in this filing should not be construed as exhaustive. For more information regarding these and other risks and uncertainties, review NRG Energy's filings with the Securities and Exchange Commission.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NRG Energy, Inc.
                                              (Registrant)

                                     By       /s/ Leonard A. Bluhm
                                              ----------------------------------
                                              Leonard A. Bluhm
                                              Executive Vice President and Chief
                                              Financial Officer
                                              (Principal Financial Officer)

Dated: February 26, 2002